Exhibit 99.1

Investor Relations Contact:	Media and Analyst Contact:
Brian Norris EnerNOC, Inc. +1.617.532.8104 bnorris@enernoc.com	Sarah McAuley EnerNOC, Inc. +1.617.532.8195 smcauley@enernoc.com

EnerNOC Reports Results for Second Quarter of 2013

– Company Reaffirms Full Year Guidance –

Boston, Massachusetts – August 6, 2013 – EnerNOC, Inc. (Nasdaq: ENOC), a leading provider of energy intelligence software, today announced results for the second quarter of 2013 and reaffirmed its full year guidance.

Summary Financial Results

In Thousands, Except Per Share Amounts	Q2 2013	Q2 2012	% Change	1H 2013	1H 2012	% Change
Revenue	$36,153	$33,273	8.7%	$69,003	$57,723	19.5%
Net Loss
GAAP	$(34,351)	$(29,136)	(17.9%)	$(64,888)	$(56,849)	(14.1%)
Non-GAAP[1]	$(29,281)	$(24,043)	(21.8%)	$(53,320)	$(46,542)	(14.6%)
Diluted Net Loss Per Share
GAAP	$(1.23)	$(1.10)	(11.8%)	$(2.35)	$(2.16)	(8.8%)
Non-GAAP[1]	$(1.05)	$(0.91)	(15.4%)	$(1.93)	$(1.77)	(9.0%)
Cash Flow From Operations	$5,384	$4,429	21.6%	$12,164	$4,241	186.8%
Free Cash Flow[1]	$(12,864)	$(1,152)	(1,016.7%)	$(15,022)	$(4,893)	(207.0%)
Adjusted EBITDA[1]	$(22,387)	$(18,153)	(23.3%)	$(40,894)	$(36,735)	(11.3%)

[1]

Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

“We are pleased with the progress we achieved in all key areas of the business in the second quarter,” said Tim Healy, Chairman and Chief Executive Officer of EnerNOC, Inc. “Based on the overall strength of the business in the first half of the year and the confidence we have in our growth strategy, we are pleased to be reaffirming our full year guidance. Moving forward, our focus will continue to be extending our leadership position in the demand response market in the United States, capitalizing on the growing demand for demand response solutions in international markets, and unlocking the full potential of our other energy intelligence solutions globally.”

Recent Operational Highlights

•

The Company launched several new products and features for further global expansion and strategic partnership development, including the internationalization of the Company’s technology platform for non-English-speaking countries and implementation of single sign-on.

•

The Company dispatched approximately 3,000 megawatts of demand response capacity during two weeks of major heat waves in late June and mid-July, a period which resulted in record customer use of EnerNOC’s software.

•	The Company announced the addition to its management team of seasoned technology industry executive Matthew J. Cushing as Vice President and General Counsel.

•

The Company announced that former Executive Vice President David Samuels and veteran enterprise software executive John McMahon were appointed to the Company’s Strategic Advisory Board, with Mr. Samuels serving as its Chairman.

•

The Company announced the opening of its new 82,000 square foot corporate headquarters in Boston’s Innovation District. The new facility houses over 400 local employees as well as the Company’s newly enhanced global Network Operations Center which is purpose-built to support EnerNOC’s growing product suite.

Company Issues Third Quarter Guidance and Reaffirms Full Year Guidance

The Company today issued guidance for the third quarter of 2013 and reaffirmed its full year guidance. The Company’s guidance is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP business outlook, and a statement as to the use of non-GAAP financial measures, is included at the end of this press release.

Guidance for Quarter Ending September 30, 2013
Estimate	Issued on August 6, 2013
Total Revenue (in millions)	$260-$290
GAAP Income Per Diluted Share	$3.45-$3.65
Non-GAAP Income Per Diluted Share[1]	$3.65-$3.88
Adjusted EBITDA[1] (in millions)	$117.0-$126.0

Guidance for Year Ending December 31, 2013
Estimate	Issued on May 6, 2013	Issued on August 6, 2013
Total Revenue (in millions)	$360-$400	No Change
GAAP Earnings Per Diluted Share	$0.60-$0.85	No Change
Non-GAAP Earnings Per Diluted Share[1]	$1.39-$1.71	No Change
Adjusted EBITDA[1] (in millions)	$62-$77	No Change

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 5:00 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.866.254.5940 and using access code “ENOC”. The conference call may be accessed outside of the United States by dialing +1.651.291.0344 and using access code “ENOC”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://investor.enernoc.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 297610 or by accessing the webcast replay on the Company’s investor relations website.

About EnerNOC

EnerNOC (NASDAQ: ENOC) is a leading provider of energy intelligence software and related solutions. EnerNOC unlocks the full value of energy management for utility and commercial, institutional, and industrial (C&I) customers by delivering a comprehensive suite of demand-side management services that reduce real-time demand for electricity, increase energy efficiency, improve energy supply transparency in competitive markets, and mitigate emissions. EnerNOC’s Utility Solutions™ offerings, which include both implementation and consulting services, are helping hundreds of utilities and grid operators worldwide meet their demand-side management objectives. EnerNOC serves thousands of commercial, institutional, and industrial customers worldwide through a suite of energy management applications including: DemandSMART™, comprehensive demand response; EfficiencySMART™, continuous energy savings; and SupplySMART™, energy price and risk management. EnerNOC’s Network Operations Center (NOC) offers 24x7x365 customer support. For more information, visit www.enernoc.com.

EnerNOC, Inc. Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis and the future growth and success of the Company’s energy intelligence software and related solutions, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section “Risk Factors” in EnerNOC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EnerNOC, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues
DemandSMART	$26,585	$26,205	$51,074	$43,928
EfficiencySMART, SupplySMART and other	9,568	7,068	17,929	13,795

Total revenues	36,153	33,273	69,003	57,723
Cost of revenues	23,873	24,928	46,070	43,490

Gross profit	12,280	8,435	22,933	14,233
Operating expenses:
Selling and marketing	19,030	14,693	34,683	27,918
General and administrative	21,005	17,600	41,126	34,529
Research and development	4,770	3,818	9,590	7,622

Total operating expenses	44,805	36,111	85,399	70,069

Loss from operations	(32,525)	(27,766)	(62,466)	(55,836)
Other (expense) income, net	(1,184)	(536)	(1,117)	697
Interest expense	(448)	(417)	(761)	(897)

Loss before income tax	(34,157)	(28,719)	(64,344)	(56,036)
Provision for income tax	(194)	(417)	(544)	(813)

Net loss	$(34,351)	$(29,136)	$(64,888)	$(56,849)

Net loss per common share (basic and diluted)	$(1.23)	$(1.10)	$(2.35)	$(2.16)

Weighted average number of common shares used in computing basic and diluted net loss per common share	27,852,298	26,505,322	27,610,797	26,378,322

EnerNOC, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value and share data)

(unaudited)

	June 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$101,576	$115,041
Trade accounts receivable, net of allowance for doubtful accounts of $441 and $487 at June 30, 2013 and December 31, 2012, respectively	25,470	35,208
Unbilled revenue	813	45,269
Capitalized incremental direct customer contract costs	26,253	10,226
Prepaid expenses, deposits and other current assets	7,909	6,945

Total current assets	162,021	212,689

Property and equipment, net	51,091	32,592
Goodwill and intangible assets, net	98,259	105,129
Capitalized incremental direct customer contract costs	2,442	3,929
Deposits and other assets	1,001	826

Total assets	$314,814	$355,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,881	$3,976
Accrued capacity payments	30,110	49,258
Accrued payroll and related expenses	13,115	13,044
Accrued expenses and other current liabilities	13,680	9,663
Deferred revenue	48,796	20,063

Total current liabilities	108,582	96,004

Deferred tax liability	4,966	4,222
Deferred revenue	9,247	11,837
Other liabilities	8,970	3,080

Total long-term liabilities	23,183	19,139

Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized, 30,242,503 and 29,019,923 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	30	29
Additional paid-in capital	353,093	344,137
Accumulated other comprehensive loss	(1,744)	(702)
Accumulated deficit	(168,330)	(103,442)

Total stockholders’ equity	183,049	240,022

Total liabilities and stockholders’ equity	$314,814	$355,165

EnerNOC, Inc.

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Cash provided by operating activities	$5,384	$4,429	$12,164	$4,241
Cash used in investing activities	(17,979)	(5,843)	(25,353)	(12,156)
Cash provided by financing activities	302	1	791	65
Effects of exchange rate changes on cash and cash equivalents	(958)	(3)	(1,067)	(33)

Net change in cash and cash equivalents	$(13,251)	$(1,416)	$(13,465)	$(7,883)

EnerNOC, Inc.

Statement on Use of Non-GAAP Financial Measures

To supplement the financial measures presented in EnerNOC’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), EnerNOC also presents non-GAAP financial measures relating to non-GAAP net income or loss, non-GAAP net income or loss per share, adjusted EBITDA, and free cash flow.

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. EnerNOC provides the non-GAAP measures listed above as additional information relating to EnerNOC’s operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The non-GAAP measures used in this press release and related conference call or webcast differ from GAAP in that they exclude expenses related to stock-based compensation, amortization expense related to acquisition-related intangible assets, as well as in certain measures, the related impact of these adjustments on the provision for income taxes. In addition, investors should note the following:

•

EnerNOC defines “non-GAAP net income (loss)” as net income (loss) before expenses related to stock-based compensation and amortization expenses related to acquisition-related intangible assets, net of related tax effects.

•

EnerNOC defines “Adjusted EBITDA” as net income (loss), excluding depreciation, amortization, stock-based compensation, interest, income taxes and other income (expense). Adjusted EBITDA eliminates items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

•

EnerNOC defines “free cash flow” as net cash provided by (used in) operating activities less capital expenditures. EnerNOC defines “capital expenditures” as purchases of property and equipment, which includes capitalization of internal-use software development costs.

EnerNOC’s management uses these non-GAAP measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. EnerNOC’s management believes that such measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, EnerNOC’s management considers non-GAAP net income or loss to be an important indicator of the overall performance of the Company because it eliminates certain of the more significant effects of its acquisitions and related activities and non-cash compensation expenses. In addition, EnerNOC’s management considers adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend. Moreover, EnerNOC’s management considers free cash flow to be an indicator of the Company’s operating trend and performance of its business.

EnerNOC, Inc.

Reconciliation Of Non-GAAP Measures To Nearest GAAP Measures

Reconciliation of Non-GAAP Net Loss And Net Loss Per Share

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,
	2013	2012

GAAP net loss	$(34,351)	$(29,136)
ADD: Stock-based compensation(1)	3,307	3,299
ADD: Amortization expense of acquired intangible assets(1)	1,763	1,794

Non-GAAP net loss	$(29,281)	$(24,043)

GAAP net loss per basic and diluted share	$(1.23)	$(1.10)
ADD: Stock-based compensation	0.12	0.12
ADD: Amortization expense of acquired intangible assets	0.06	0.07

Non-GAAP net loss per basic and diluted share	$(1.05)	$(0.91)

Weighted average number of common shares outstanding
Basic and Diluted	27,852,298	26,505,322

	Six Months Ended June 30,
	2013	2012

GAAP net loss	$(64,888)	$(56,849)
ADD: Stock-based compensation	8,011	6,677
ADD: Amortization expense of acquired intangible assets	3,557	3,630

Non-GAAP net loss	$(53,320)	$(46,542)

GAAP net loss per basic and diluted share	$(2.35)	$(2.16)
ADD: Stock-based compensation	0.29	0.25
ADD: Amortization expense of acquired intangible assets	0.13	0.14

Non-GAAP net loss per basic and diluted share	$(1.93)	$(1.77)

Weighted average number of common shares outstanding
Basic and Diluted	27,610,797	26,378,322

(1)	The non-GAAP adjustments would have no impact on the provision for income taxes recorded during the three or six months ended June 30, 2013 and 2012, respectively.

EnerNOC, Inc.

Reconciliation of Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net loss	$(34,351)	$(29,136)	$(64,888)	$(56,849)
Add back:
Depreciation and amortization	6,831	6,314	13,561	12,424
Stock-based compensation expense	3,307	3,299	8,011	6,677
Other expense (income)	1,184	536	1,117	(697)
Interest expense	448	417	761	897
Provision for income tax	194	417	544	813

Adjusted EBITDA	$(22,387)	$(18,153)	$(40,894)	$(36,735)

EnerNOC, Inc.

Reconciliation of Free Cash Flow

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net cash provided by operating activities	$5,384	$4,429	$12,164	$4,241
Subtract:
Purchases of property and equipment	(18,248)	(5,581)	(27,186)	(9,134)

Free cash flow	$(12,864)	$(1,152)	$(15,022)	$(4,893)

Non-GAAP Financial Guidance

This press release also includes estimates of future non-GAAP adjusted net income and net income per diluted share. A reconciliation of these amounts to the nearest expected GAAP results is presented below:

	Three Months Ended				Twelve Months Ended
	September 30, 2013				December 31, 2013
			Per Diluted Share				Per Diluted Share
In Millions, Except Per Share Amounts	Low	High	Low	High	Low	High	Low	High

Projected GAAP Net Income	$101.5	$107.2	$3.45	$3.65	$17.5	$24.5	$0.60	$0.85

Adjustments:
Stock-based compensation	$4.0	$5.0	$0.14	$0.17	$16.0	$18.0	$0.55	$0.62
Amortization expense of acquired intangible assets	$1.7	$1.7	$0.06	$0.06	$7.0	$7.0	$0.24	$0.24
Projected Non-GAAP Net Income	$107.2	$113.9	$3.65	$3.88	$40.5	$49.5	$1.39	$1.71

Adjustments:
Depreciation	$4.5	$5.3	$0.15	$0.18	$19.0	$21.0	$0.66	$0.72
Interest and other expense, net	$(0.7)	$0.3	$(0.02)	$0.01	$0.5	$2.5	$0.02	$0.09
Provision for income taxes	$6.0	$6.5	$0.20	$0.22	$2.0	$4.0	$0.07	$0.14
Adjusted EBITDA	$117.0	$126.0	$3.98	$4.29	$62.0	$77.0	$2.14	$2.66

Weighted Average Number of Common Shares Outstanding-Diluted	29.4	29.4			29.0	29.0

###